UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  March 4, 2014

EXTERRAN HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33666	74-3204509
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

16666 Northchase Drive, Houston, Texas		77060
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (281) 836-7000

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Adoption of Incentive Stock Option Award Notice

On March 4, 2014, the compensation committee of the board of directors of Exterran Holdings, Inc. (the “Committee”) adopted a form of Award Notice and Agreement for Time-Vested Incentive Stock Option for Officers (the “ISO Award Notice”), which sets forth the terms for grants to officers of certain options that are intended to be treated as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended, having seven-year terms, to purchase our common stock under the Exterran Holdings, Inc. 2013 Stock Incentive Plan (the “Plan”).  Among other things, the ISO Award Notice provides for (i) notice of the amount, vesting schedule and term of the award, (ii) immediate vesting of the unvested portion of the award in the event of the grantee’s termination of employment as a result of death, disability or retirement, in which case the vested portion of the award may be exercised for up to two years following the termination date (or, if earlier, the expiration date of the award); provided, that to the extent the award is intended to qualify as an incentive stock option, it may be exercised for up to one year (in the case of termination as a result of death or a qualifying disability) or three months (in the case of termination as a result of retirement or non-qualifying disability) following the termination date or, if earlier, the expiration date of the award, (iii) immediate vesting of the unvested portion of the award in the event of the grantee’s termination of employment by the company without cause, by the grantee for good reason or due to the grantee’s death or disability, in each case, within 18 months following a change of control, (iv) forfeiture of the award (whether vested or unvested) in the event of the grantee’s termination of employment for cause, (v) forfeiture of the unvested portion of the award in the event of the grantee’s termination of employment other than as a result of death, disability or retirement, in which case the vested portion of the award may be exercised for up to three months following the termination date, (vi) procedures for exercising the award and (vii) non-transferability of the award other than in accordance with the terms of the Plan.  Awards granted under the ISO Award Notice vest one-third per year over a three-year period, subject to continued service through each vesting date.

The foregoing summary is qualified in its entirety by reference to the ISO Award Notice, a copy of which is filed as Exhibit 10.1 to this Form 8-K and is incorporated in this Item 5.02 by reference.

Adoption of Non-Qualified Stock Option Award Notice

On March 4, 2014, the Committee adopted a form of Award Notice and Agreement for Time-Vested Non-Qualified Stock Option (the “NQSO Award Notice”), which sets forth the terms for grants to officers and employees of certain options to purchase our common stock under the Plan.  The terms of the NQSO Award Notice are substantially similar to the terms of the ISO Award Notice described above, except that the NQSO Award Notice provides for exercise of the award for up to two years following the termination date in the event of the grantee’s termination of employment as a result of death, disability or retirement.

The foregoing summary is qualified in its entirety by reference to the NQSO Award Notice, a copy of which is filed as Exhibit 10.2 to this Form 8-K and is incorporated in this Item 5.02 by reference.

Adoption of Restricted Stock Award Notice

On March 4, 2014, the Committee adopted a form of Award Notice and Agreement for Time-Vested Restricted Stock (the “Restricted Stock Award Notice”), which sets forth the terms for grants to officers and employees of restricted shares of our common stock under the Plan.  Among other things, the Restricted Stock Award Notice provides for (i) notice of the amount and vesting schedule of the award, (ii) immediate vesting of the unvested portion of the award in the event of the grantee’s termination of employment as a result of death or disability, (iii) forfeiture of the unvested portion of the award in the event of the grantee’s termination of employment other than as a result of death or disability, unless the Committee directs otherwise, (iv) immediate vesting of the unvested portion of the award in the event of the grantee’s termination of employment by the company without cause, by the grantee for good reason or due to the grantee’s death or disability, in each case, within 18 months following a change of control and (v) non-transferability of the award other than in accordance with the terms of the Plan.  Awards granted under the Restricted Stock Award Notice vest one-third per year over a three-year period, subject to continued service through each vesting date.

The foregoing summary is qualified in its entirety by reference to the Restricted Stock Award Notice, a copy of which is filed as Exhibit 10.3 to this Form 8-K and is incorporated in this Item 5.02 by reference.

Adoption of Cash-Settled Restricted Stock Unit Award Notice

On March 4, 2014, the Committee adopted a form of Award Notice and Agreement for Time-Vested Cash-Settled Restricted Stock Units (the “Cash-Settled RSU Award Notice”), which sets forth the terms for grants to officers and employees of cash-settled restricted stock units with tandem dividend equivalents under the Plan.  The terms of the Cash-Settled RSU Award Notice are substantially similar to the terms of the Restricted Stock Award Notice described above, except that grantees are entitled to receive payments equal to each dividend we make, payable as and when such dividends are paid generally to our stockholders.  Awards granted under the Cash-Settled RSU Award Notice vest one-third per year over a three-year period, subject to continued service through each vesting date, and will be settled in cash following each vesting date.

The foregoing summary is qualified in its entirety by reference to the Cash-Settled RSU Award Notice, a copy of which is filed as Exhibit 10.4 to this Form 8-K and is incorporated in this Item 5.02 by reference.

Adoption of Stock-Settled Restricted Stock Unit Award Notice

On March 4, 2014, the Committee adopted a form of Award Notice and Agreement for Time-Vested Stock-Settled Restricted Stock Units (the “Stock-Settled RSU Award Notice”), which sets forth the terms for grants to officers and employees of stock-settled restricted stock units with tandem dividend equivalents under the Plan.  The terms of the Stock-Settled RSU Award Notice are substantially similar to the terms of the Cash-Settled RSU Award Notice described above.  Awards granted under the Stock-Settled RSU Award Notice vest one-third per year over a three-year period, subject to continued service through each vesting date, and will be settled in stock following each vesting date.

The foregoing summary is qualified in its entirety by reference to the Stock-Settled RSU Award Notice, a copy of which is filed as Exhibit 10.5 to this Form 8-K and is incorporated in this Item 5.02 by reference.

Adoption of Performance Unit Award Notice

On March 4, 2014, the Committee adopted a form of Award Notice and Agreement for Performance Units (the “Performance Unit Award Notice”), which sets forth the terms for grants to officers and employees of performance units with tandem dividend equivalents under the Plan.  Among other things, the Performance Unit Award Notice provides for (i) notice of the number of shares (or cash equivalent) that will be earned and paid if the performance objectives are met at the target level, the performance period, the performance objectives and the vesting schedule of the award, (ii) immediate vesting of the unvested portion of the award in the event of the grantee’s termination of employment as a result of death or disability based upon the performance objectives achieved through the date of such termination (or, if such achievement has not yet been determined, at target), (iii) forfeiture of the unvested award in the event of the grantee’s termination of employment other than for death or disability, unless the Committee directs otherwise, (iv) immediate vesting of the unvested portion of the award in the event of by the grantee’s termination of employment for cause, by the grantee for good reason or due to the grantee’s death or disability, in any case, within 18 months following a change of control; and (v) determination by the Committee of the level of performance achieved during the performance period (or, if shorter ,through the date of ta change in control) based on the performance objectives.  If a change in control occurs prior to the end of the performance period, the Committee has the authority to determine the level of achievement of the performance objectives through the date of such change in control (or, if no determination can reasonably made, achievement will be deemed to occur at target level).  Following the performance period (or, if earlier, on the date of a change in control, the Committee will certify the level of performance achieved and the number of performance units that become earned (which will equal the target performance units multiplied by the applicable achievement level (or, in the event of the grantee’s death or disability or a corporate change in connection with which the Committee cannot reasonably determine the level of achievement, the target achievement level)).  The Performance Unit Award Notice also provides for (i) payment of the earned performance units that vest, in the Committee’s discretion, in an equivalent number of shares of our common stock or in cash in an amount equal to the fair market value of an equivalent number of shares of our common stock on the vest date (or a combination thereof), and (ii) non-transferability of the award other than in accordance with the terms of the Plan. Awards granted under the Performance Unit Award Notice have a one-year performance period and time-vest one-third per year over a three-year period, subject to continued service through each vesting date.  Grantees are also entitled to receive payments equal to each dividend we make in respect of the shares of common stock underlying the performance units, payable as and when such dividends are paid generally to our stockholders, except that no such payments will be made prior to the date on which a performance unit satisfies the applicable performance objectives and becomes an earned unit.

The foregoing summary is qualified in its entirety by reference to the Performance Unit Award Notice, a copy of which is filed as Exhibit 10.6 to this Form 8-K and is incorporated in this Item 5.02 by reference.

Adoption of Director Common Stock Award Notice

On March 4, 2014, the Committee adopted a form of Award Notice and Agreement for Common Stock Award for Non-Employee Directors (the “Director Common Stock Award Notice”), which sets forth the terms for grants to our non-employee directors of shares of our common stock under the Plan.

The foregoing summary is qualified in its entirety by reference to the Director Common Stock Award Notice, a copy of which is filed as Exhibit 10.7 to this Form 8-K and is incorporated in this Item 5.02 by reference.

In connection with the receipt of an award under any of the award notices described in this report, the grantee must agree to abide by specified confidentiality and one-year and non-solicitation and non-competition covenants.

Item 9.01                                           Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

10.1	Form of Exterran Holdings, Inc. Award Notice and Agreement for Time-Vested Incentive Stock Option for Officers

10.2	Form of Exterran Holdings, Inc. Award Notice and Agreement for Time-Vested Non-Qualified Stock Option

10.3	Form of Exterran Holdings, Inc. Award Notice and Agreement for Time-Vested Restricted Stock

10.4	Form of Exterran Holdings, Inc. Award Notice and Agreement for Time-Vested Cash-Settled Restricted Stock Units

10.5	Form of Exterran Holdings, Inc. Award Notice and Agreement for Time-Vested Stock-Settled Restricted Stock Units

10.6	Form of Exterran Holdings, Inc. Award Notice and Agreement for Performance Units

10.7	Form of Exterran Holdings, Inc. Award Notice and Agreement for Common Stock Award for Non-Employee Directors

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXTERRAN HOLDINGS, INC.

March 10, 2014	By:	/s/ Donald C. Wayne
Donald C. Wayne
Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description

10.1	Form of Exterran Holdings, Inc. Award Notice and Agreement for Time-Vested Incentive Stock Option for Officers

10.2	Form of Exterran Holdings, Inc. Award Notice and Agreement for Time-Vested Non-Qualified Stock Option

10.3	Form of Exterran Holdings, Inc. Award Notice and Agreement for Time-Vested Restricted Stock

10.4	Form of Exterran Holdings, Inc. Award Notice and Agreement for Time-Vested Cash-Settled Restricted Stock Units

10.5	Form of Exterran Holdings, Inc. Award Notice and Agreement for Time-Vested Stock-Settled Restricted Stock Units

10.6	Form of Exterran Holdings, Inc. Award Notice and Agreement for Performance Units

10.7	Form of Exterran Holdings, Inc. Award Notice and Agreement for Common Stock Award for Non-Employee Directors